UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2018
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EXTERRAN CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-36875	47-3282259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4444 Brittmoore Road Houston, Texas 77041
(Address of Principal Executive Offices) (Zip Code)

(281) 836-7000 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 8.01 Other Events.

As previously disclosed, in April 2017, Exterran Corporation (the “Company”) and its 100% owned subsidiaries, Exterran Energy Solutions, L.P. and EES Finance Corp. (together, the “Issuers”) entered into an Indenture with Wells Fargo Bank, National Association, as trustee, pursuant to which the Issuers issued $375.0 million aggregate principal amount of their 8.125% Senior Notes due 2025 (the “Original Notes”). The Original Notes were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, and are guaranteed on a senior unsecured basis by the Company.

In connection with the anticipated filing of a Registration Statement on Form S-4 relating to an offer to exchange the Original Notes for notes with terms identical to those of the Original Notes (except that such notes will not be subject to restrictions on transfer or the payment of additional interest), the Company is filing this Current Report on Form 8-K to include the condensed consolidating financial information of the Company and the Issuers specified by Rule 3-10 of Regulation S-X in the Company’s consolidated and combined financial statements, and the notes thereto, originally filed on February 28, 2018 as part of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. The consolidated and combined financial statements, and the notes thereto, are set forth in Exhibit 99.1 to this Current Report on Form 8-K and replace and supersede those financial statements referenced in Part II, Item 8, and Part IV, Item 15, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. Other than the addition of the condensed consolidating financial information of the Company and the Issuers specified by Rule 3-10 of Regulation S-X, no other changes to the Company’s previously issued financial statements have been made.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Consolidated and Combined Financial Statements and Supplementary Data for the three years ended December 31, 2017
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN CORPORATION

March 12, 2018	By:	/s/ DAVID A. BARTA
David A. Barta
Senior Vice President and Chief Financial Officer

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